SUBMISSION TYPE:	PRE 14A
PUBLIC DOCUMENT COUNT:
CONFORMED PERIOD OF REPORT:
FILED AS OF DATE:

	COMPANY DATA:
		COMPANY CONFORMED NAME:	Metalline Mining Company
		CENTRAL INDEX KEY:
		STANDARD INDUSTRIAL CLASSIFICATION:	METAL MINING [1000]
		IRS NUMBER:	91-1766677
		STATE OF INCORPORATION:	NV
		FISCAL YEAR END:	1031

	FILING VALUES:
		FORM TYPE:		PRE 14A
		SEC ACT:		1934 Act
		SEC FILE NUMBER:	000-27667
		FILM NUMBER:

	BUSINESS ADDRESS:
		STREET 1:		1330 E. Margaret Avenue
		STREET 2:
		CITY:			Coeur d'Alene
		STATE:		ID
		ZIP:			83815
		BUSINESS PHONE:	208 665 2002

	MAIL ADDRESS:
		STREET 1:		1330 E. Margaret Avenue
		STREET 2:
		CITY:			Coeur d'Alene
		STATE:		ID
		ZIP:			83815
	FORMER COMPANY:
		FORMER CONFORMED NAME:	Cadgie Co.
		DATE OF NAME CHANGE:	19961011

                     SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934.

Filed by the Registrant [ x ]
Filed by Party other than the Registrant [   ]

[ x ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only [as permitted by Rule
          14a-6(e)(2)]
[   ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to Section 240.14a-11(c)
          or Section 240.14a-12

      METALLINE MINING COMPANY
     (Exact name of Registrant as specified in its charter.)

      Commission File number 000-27667
Payment of Filing Fee (Check the appropriate box):

[ X ]     No fee required.
[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-1:
     1.   Title of each class of securities to which transaction applies:
     2.   Aggregate number of securities to which transaction applies:
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act
          Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4.   Proposed maximum aggregate value of transaction:
     5.   Total fee paid:

[   ]     Fee paid previously with preliminary materials.
[   ]     Check box if any part of the fee is offset as provided
          by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1.   Amount Previously Paid;
     2.   Form, Schedule or Registration Statement No.
     3.   Filing Party:
     4.   Date Filed:

                                   January 19, 2001

Dear Shareholders:

     On behalf of the Board of Directors, you are cordially invited to attend the Annual Meeting of Shareholders of METALLINE MINING COMPANY to be held at the Coeur d'Alene Inn, 414 West Appleway, Coeur d'Alene, Idaho on Thursday, March 1, 2001, in the Syringa Room commencing at 1:30 p.m., P.S.T. We look forward to the opportunity of personally greeting those of you who are able to attend.
     At the meeting you are being asked to consider the election of three directors, the adoption of a Qualified Stock Option Plan, authorizing a class of Preferred Stock and the appointment of independent auditors.

     The complete text of these proposals and the reasons the directors have proposed their adoption are contained in this proxy statement. I urge you to carefully study them.

     FOR THE REASONS STATED THEREIN, YOU'RE BOARD OF DIRECTORS
         RECOMMENDS THAT YOU VOTE "FOR" THESE PROPOSALS.

     During the course of the meeting, management will report on the current activities of METALLINE MINING COMPANY and comment on its future plans. A discussion period is also planned so that Shareholders will have an opportunity to ask questions and present their comments.

     Under the provisions of the Bylaws, the Board of Directors has fixed the close of business on January 5, 2001 as the record date for the determination of Shareholders entitled to notice of and to vote at the meeting.

     Please take a moment to sign, date and mail your proxy in the enclosed envelope. Should you later decide to join us at the meeting, you may withdraw your proxy at that time and vote in person.

     Thank you for your interest and consideration.

     Very truly yours,

    	/s/ Merlin Bingham
     MERLIN BINGHAM
     Chairman of the Board

                     METALLINE MINING COMPANY
             Notice of Annual Meeting of Shareholders

To Shareholders:

     The Annual Meeting of Shareholders of METALLINE MINING COMPANY the ("Company") will be held at the Coeur d'Alene Inn, 414 West Appleway, Coeur d'Alene, Idaho on Thursday, March 1, 2001, in the Syringa Room commencing at 1:30 p.m., P.S.T., for the following purposes:

1.   Election of three directors.

2.  To authorize the adoption of a Qualified Stock Option Plan.

3. To consider and vote upon a proposal to amend the Articles of Incorporation to authorize one million shares of Preferred Stock, $0.01 par value per share, for possible issuance from time-to-time and in such series and upon such terms as shall be determined by the Board of Directors.

4. Ratification of the appointment of Williams & Webster, Certified Public Accountants, to audit the financial statements of the Company for the year ending October 31, 2001; and,

5. To act upon such other matters as may properly come before the meeting and any adjournment thereof.

     Only Shareholders of record at the close of business on January 5, 2001, will be entitled to notice of and to vote at the Annual Meeting.

                              By Order of the Board of Directors

                              /s/ Merlin Bingham
                         					Merlin Bingham
					                         President

Coeur d'Alene, Idaho
January 19, 2001

                      YOUR VOTE IS IMPORTANT

              Please complete, date, sign and return
                 the enclosed proxy immediately.

                     	METALLINE MINING COMPANY
                   				1330 E. Margaret Avenue
				                   Coeur d'Alene, ID 83815

                         PROXY STATEMENT
                  ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON March 1, 2001
                       AT 1:30 p.m. P.S.T.

                           INTRODUCTION

     These Proxy materials are furnished in connection with the Solicitation by the Board of Directors of METALLINE MINING COMPANY the "Company"), for use at its Annual Meeting of Shareholders to be held on March 1, 2001, at 1:30 p.m., P.S.T., at the Coeur d'Alene Inn, 414 West Appleway, Coeur d'Alene, Idaho (the "Annual Meeting"), and any adjournment thereof. Only Shareholders of record, as of the close of business on January 5, 2001 will be entitled to vote at the meeting or any adjournment thereof. This Proxy Statement and form of Proxy are being sent to Shareholders on or about February 15, 2001.

                    PURPOSES OF ANNUAL MEETING

     At the Annual Meeting, Shareholders entitled to vote will be asked to consider and take action to elect three Directors; approve the Qualified Stock Option Plan; amend the Articles of Incorporation to create a class of Preferred Stock; and ratify the appointment of Williams & Webster, Certified Public Accountants, as independent auditors to make an examination of financial statements of the Company for the fiscal year ending October 31, 2001; and, such other business as may come before the meeting. See "Voting at the Annual Meeting of Shareholders."

                     SOLICITATION OF PROXIES

     These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors and management of the Company to be used at the Annual Meeting of Shareholders and at any adjournment or adjournments thereof. Properly executed proxies received prior to the meeting will be voted at the meeting. If a Shareholder specifies how the proxy is to be voted on any business to come before the meeting, it will be voted in accordance with such specifications. If no specification is made, it will be voted in accordance with the recommendations of the Board of Directors and management which are FOR the election of the directors named in the Proxy Statement; FOR the approval of the Qualified Stock Option Plan; FOR the authorization of a class of Preferred Stock; and, FOR ratification of the appointment of Williams & Webster as the Company's principal independent public accountants for 2001. The proxy may be revoked by you at any time before it is voted at the meeting.

     This Proxy Statement and accompanying form of proxy are first being sent or given to Shareholders on or about February 15, 2001.

     Shareholders of record at the close of business on January 5, 2001 are entitled to notice of and to vote at the meeting. On January 5, 2001 there were outstanding and entitled to vote 9,740,595 shares of Common Stock (each of which is entitled to one vote). A majority of the votes cast by the holders of Common Stock is required for the election of directors and a majority of the votes cast by such holders is required for ratification of the appointment of the principal independent public accountants.

                      REVOCATION OF PROXIES

     Any Shareholder has the power to revoke his or her proxy at any time, insofar as it has not been exercised, by the written notice of a subsequently dated proxy, received by the Company prior to or at the Annual Meeting or by oral revocation given by the Shareholder in person at the Annual Meeting or any adjournment thereof.

                         PROXY COMMITTEE

     Management of the Company has appointed a Proxy Committee consisting of Merlin Bingham and Jim Czirr in whose names the proxies are solicited on behalf of the Company.

           VOTING AT THE ANNUAL MEETING OF SHAREHOLDERS

     The Board of Directors of the Company has fixed the close of business on January 5, 2001, as the record date for determination of the Shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding Nine Million, Seven Hundred Forty Thousand, Five Hundred Ninety Five (9,740,595) shares of Common Stock entitled to vote. A majority of such shares will constitute a quorum for the transactions of business at the Annual Meeting. The holders of record on the Record Date of the shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to vote at the Annual Meeting.

                            IMPORTANT

     Whether or not you plan to attend the Annual Meeting of Shareholders, please complete, sign and date the accompanying proxy and mail it at once in the enclosed envelope, which requires no additional postage if mailed in the United States.
Your proxy will be revocable, either in writing or by voting in person at the Annual Meeting, at any time prior to its exercise.

                  INFORMATION CONCERNING VOTING

     As of the close of business on January 5, 2001, the Company has authorized Fifty Million (50,000,000) shares of one class of Common Stock and it has issued and outstanding Nine Million, Seven Hundred Forty Thousand, Five Hundred Ninety Five (9,740,595) shares of one class of Common Stock. Only holders of record of the Company's Common Stock at the close of business on January 5, 2001 are entitled to notice and to vote on matters which come before the Annual Meeting or any adjournment thereof.
On all matters requiring a shareholder vote, each shareholder is entitled to one vote in person or by proxy at the Annual Meeting for each share of Common Stock of the Company recorded in his/her name. Proposals Nos. 1 and 4 will be decided by a majority vote of those shares voting and Proposals 2 and 3 will decided upon by a majority vote of the total outstanding shares eligible to vote.

                            PROPOSAL 1

                      ELECTION OF DIRECTORS

     Three directors are to be elected to hold office until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the following three nominees. If the proxy indicates that the stockholder wishes to withhold a vote from one or more nominees for directors, such instructions will be followed by the persons named in the proxy. The three nominees are now members of the Board of Directors and were elected by the Shareholders at the last annual shareholders meeting. Management has no reason to believe that any of the nominees will not serve. In the event that any nominee should not be available, and if the Board has designated a substitute nominee, the persons named in the proxy will vote for the substitute nominee designated by the Board of Directors.

Meetings and Committees of the Board

     During the year ended October 31, 2000, the Board unanimously adopted resolutions on five occasions, pursuant to applicable Nevada law. The action taken by the Board on five occasions were without a meeting.

     Currently, the Company does not have any Committees of the Board of Directors.

                             NOMINEES

Merlin Bingham

	Since October 17, 1996, Mr. Bingham has been President and Chairman of the Board. Mr. Bingham has thirty-seven years of experience in exploration, development, and mining operations. He has been an employee of Noranda, Phelps Dodge, and Ranchers Exploration and has served as a consultant to numerous other companies. Specific exploration consulting in Mexico includes clients such as USMX, Nord-Pacific, Minera Nival, Minera Namiquipa, and Kennecott Exploration S.A. de C.V. He received a B.S. degree in Mineralogy from the University of Utah.

Daniel Gorski

Since October 17, 1996, Mr. Gorski has been Vice-President of Operations and a Director of the Company. He has worked continuously in the mining industry since 1968. Recent experience has been that of Mine Manager at the Tripp Mine in Western Utah; Mine Geologist, Star Mine, Burke, Idaho; Mine Manager, Frazadas Mine, Nayarit, Mexico; Contract Exploration Geologist, USMX, Inc.
He received a B.S. degree in Geology from Ross State College, Alpine, Texas and a M.A. in Geology from the University of Texas in 1970. Mr. Gorski served in the U.S. Army from 1960-66 and was discharged with the rank of Sergeant.

James C. Czirr

Since July 2, 1998, Mr. Czirr has been a Director.	 Mr. Czirr is a
Director and Financial Consultant to the Company, and has 22 years experience as a Financial and Public Relations Consultant in the areas of business strategies, marketing, incentive programs, finance and capital formation and has extensive experience in the brokerage business and in oil and gas limited partnerships.


                      EXECUTIVE COMPENSATION

     It is the Board's responsibility to review and set compensation levels of the executive officers of the Company, evaluate the performance of management and consider management appointments and related matters. All decisions are decisions of the full Board. The Board considers the performance of the Company and how compensation paid by the Company compares to compensation generally in the mining industry and among similar companies. In establishing executive compensation, the Board bases its decisions, in part, on achievement and performance regarding broad-based objectives and targets relating to the continued acquisition of favorable silver properties and the progress of exploration and development of such properties, as well as the Company's financial performance.

     For Fiscal 2000, the Company's executive compensation policy consisted of base salary. The policy factors which determine the setting of these compensation elements are largely aimed at attracting and retaining executives considered essential to the Company's long-term success. The Company's executive compensation policy seeks to engender committed leadership to favorably posture the Company for continued growth, stability and strength of shareholder equity.

     The table below sets forth all cash and cash equivalent remuneration paid by the Company and its subsidiaries during the year ended October 31, 2000 to each of the Company's executive officers and to all executive officers of the Company as a group:


          Name and Title           Cash Compensation

          Merlin Bingham,          $72,000 yearly
          President

          Daniel E. Gorski,		      $72,000 yearly
          Vice President,

          Wayne Schoonmaker		      $18,000 yearly
          Secretary

     The Company anticipates paying the same cash and cash equivalent remuneration to the foregoing executive officers in 2001.

     Further, the Board recognized the significant role of these individuals in managing the Company's principal office in Coeur d'Alene and in raising funds for the Company's exploration and development activities. Finally, the Board of Directors took into account the reasonableness of these salaries in comparison with Executive salaries within the mining region. On the basis of the above factors, the Board determined that these salaries were proper and fitting. No other officers received a salary during Fiscal 2000.

     The Board believes that executive compensation during Fiscal 2000 substantially reflects the Company's compensation policy.

Compensation of Directors

     Directors of the Company are reimbursed for travel expenses incurred in serving on the Board of Directors. Directors receive $500 per meeting for their services.

     For the directors to be elected, Proposal No. 1, requires that a majority of the votes be cast in favor of the each director.

     The Board of Directors recommends the vote FOR Proposal No. 1, the election of Merlin Bingham, Daniel E. Gorski, and Jim Czirr.


                       				    PROPOSAL 2

                 			 QUALIFIED STOCK OPTION PLAN

	The Board of Directors of the Company has voted to propose and recommends that shareholders vote to approve the adoption of the Qualified Stock Option Plan. The purpose of the Plan is to attract and retain qualified personnel. The Plan is administered by the Board of Directors of the Company who determine, subject to the provisions of the Plan, to whom options are granted and the number of shares of the Common Stock subject to option. The exercise price of such options granted under the Plan must at least equal 100% of the fair market value of the Common Stock on the date the option is granted.


                            PROPOSAL 3

         PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF
      INCORPORATION TO AUTHORIZE A CLASS OF PREFERRED STOCK

     The Board of Directors of the Company has voted to propose and recommends that shareholders vote to amend Article 4 of the Articles of Incorporation. This amendment would authorize for issuance a new class of capital stock consisting of 1,000,000 shares of Preferred Stock, $0.01 par value, (the "Preferred Stock") which would have such voting powers, designations, preferences, and relative participating, optional, conversion or other special rights, and such qualifications, limitations or restrictions as the Board of Directors may designate for each series thereof issued from time to time.

     There are no shares of Preferred Stock of the Company currently authorized. The proposed amendment would authorize the Board of Directors to issue Preferred Stock, from time to time, in one or more series, with such designation, voting powers, preferences, and relative, participating, optional, conversion or other special rights, and such qualifications, limitations and restrictions, as the Board of Directors may determine. These would include, but not be limited to, (a) the distinctive designation of each series and the number of shares that will constitute such series; (b) the dividend rate for such series; (c) the price at which, and the terms and conditions on which, the shares of such series may be redeemed, if such shares are redeemable; (d) the purchase or sinking fund provisions, if any, for the purchase or redemption of shares of such series; (e) any preferential amount payable upon each share of such series in the event of the liquidation, dissolution or winding up of the Company; (f) the voting rights, if any, of shares of such series; (g) the terms and conditions, if any, upon which shares of such series may be converted into shares of other classes or series of shares of the Company's Capital Stock, or securities issued by other issuers; and, (h) the relative rights of priority of each series as to dividends and assets. For the reasons discussed below, the Board of Directors recommends a vote "FOR this proposal.

     The above summary description of the proposed amendment to Article 4 of the Company's Articles of Incorporation is qualified in its entirety by reference to the complete text of Article 4 of the Articles of Incorporation contained in Exhibit A hereto.

     The Board of Directors believes that the proposed authorization of Preferred Stock is desirable to enhance the Company's flexibility in connection with possible future actions, such as stock splits, stock dividends, financings, corporate mergers, acquisitions or properties or businesses, use in employee benefit plans or other corporate purposes. Having such authorized shares available for issuance in the future would allow shares of either Preferred Stock to be issued without the expense and delay of a special shareholders' meeting. The shares of Preferred Stock would be available for issuance without further action by the shareholders.

     The Board of Directors recommends a vote "FOR" this proposal.

     The Board of Directors believes that the authorization of a class of Preferred Stock will benefit the Company by improving its flexibility to consider and respond to future business opportunities and needs. The Preferred Stock will be available for issuance from time-to-time in connection with possible financings or the acquisitions of other mining properties. The Preferred Stock may be issued from time-to-time without action by the Company's stockholders to such persons and for such consideration and on such terms as the Board of Directors determines. The Company has no current plans to issue shares for any purpose.

     An affirmative vote by the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is required for the adoption of this proposal to amend the Certificate of Incorporation.

     The Board of Directors recommends a vote "FOR" the amendment to the Articles of Incorporation to create a class of Preferred Stock.


                            PROPOSAL 4

      RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has to examine the consolidated financial statements of the Company for the current year ending October 31, 2000 and to perform other appropriate accounting services. Williams and Webster, P.S. have performed auditing and accounting services for the Company since 1996.

     A proposal will be presented at the meeting to ratify the appointment of Williams & Webster, P.S., as the Company's independent public accountants. One or more members of that firm are expected to be present at the Annual Meeting to respond to questions and to make a statement if they desire to do so. If stockholders do not ratify this appointment by the affirmative vote of the shares present in person or represented by proxy at the meeting, other independent public accountants will be considered by the Board of Directors.

     Proposal 4, the ratification of the appointment of independent auditors, requires that a majority of the votes cast must be in favor of the proposal.

     The Board of Directors recommends a vote "FOR" ratification of the appointment of Williams & Webster, P.S., as the Company's independent public accountants.


                                 PROPOSAL 5

                               OTHER MATTERS

     Management knows of no other matters to be brought before the Annual Meeting, but if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to take such action as in their judgment is in the best interest of the Company and Shareholders.

     The Annual Report of the Company for the year ended October 31, 2000, including financial statements, is enclosed.

     Regardless of the number of shares you hold, it is important that your stock be represented at the meeting in order that the presence of a quorum can be secured. If you are unable to attend the meeting, you are urged to date and sign your proxy and return it without delay in the enclosed addressed envelope. The shares represented by each proxy so signed and returned will be voted in accordance with the Shareholder's directions.

                              By Order of the Board of Directors

                          				/s/ Merlin Bingham
                              Merlin Bingham
					                         President

Appendix

January 19, 2001



                              P R O X Y

                       FOR THE ANNUAL MEETING
                         OF SHAREHOLDERS OF
                      METALLINE MINING COMPANY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints Merlin Bingham and Jim Czirr with the power of substitution, attorneys and proxies to appear and vote at the Annual Meeting of Shareholders of Metalline Mining Company, to be heldat the Coeur d'Alene Inn, 414 West Appleway, Coeur d'Alene, Idaho, at 1:30 p.m., P.S.T., and at any adjournments thereof, with all the powers the undersigned would possess if personally present, including authority to vote on the matters shown below in the manner directed and upon any other matter which may properly come before the meeting.

     This proxy is solicited on behalf of the Board of Directors of Metalline Mining Company. Except as specified to the contrary below, the shares represented by this proxy will be voted for Proposals 1, 2, 3 and 4. The undersigned hereby revokes any proxy previously given to vote such shares at the meeting or at any adjournment.

                PLEASE MARK THE FOLLOWING WITH AN "X."

1.   [ ]  ELECTION OF DIRECTORS         [ ]  WITHHOLD AUTHORITY
          FOR all nominees listed            to vote for all
          below (except as marked            nominees listed below
          to the contrary below)

        (INSTRUCTION:  To withhold authority to vote for any
       individual nominee strike a line through the nominee's
                       name in the list below.)

                      		Merlin Bingham
                        Daniel E. Gorski
                        Jim Czirr

2.  To authorize the adoption of a Qualified Stock Option Plan.

               [ ]  FOR       [ ] AGAINST         [ ] ABSTAIN

3. Amend the Company's Articles of Incorporation. The amendment will create a class of Preferred Stock.

               [ ]  FOR       [ ] AGAINST         [ ] ABSTAIN

4. Ratification of the appointment of Williams & Webster, P.S., as the Company's independent public accountants for the fiscal year ending December 31, 1997.

               [ ]  FOR       [ ] AGAINST         [ ] ABSTAIN


          PLEASE VOTE, DATE AND SIGN YOUR NAME(S) EXACTLY AS PRINTED ON THIS PROXY, indicating, where applicable, official position or representative capacity.

                         _______________________________________
                         Signature

                         _______________________________________
                         (Additional signature(s) if held jointly)

DATE: ______________________


             PLEASE RETURN THIS PROXY IN THE POSTAGE PAID
                  SELF ADDRESSED ENVELOPE ENCLOSED.